UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2006

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2006, Tyson Foods, Inc. (the “Company”) entered into a third amendment (the “Credit Amendment”) to its Five-Year Credit Agreement, dated as of September 28, 2005, as previously amended (the “Revolving Credit Facility”), with the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, Merrill Lynch Bank USA, as syndication agent, Suntrust Bank, Cooperatieve Centrale Raiffeisenboerenleenbank B.A. “Rabobank International”, New York Branch and BNP Paribas, as documentation agents, and CoBank, ACB and U.S. AGBank, FCB, as co-documentation agents. Also on July 27, 2006, Lakeside Farm Industries, Ltd., an Alberta corporation and wholly-owned indirect subsidiary of the Company (“Lakeside”), entered into a third amendment (the “Term Loan Amendment”) to its Three-Year Term Loan Agreement dated as of September 28, 2005, as previously amended (the “Term Loan”), with Lakeside, as borrower, the Company and Tyson Fresh Meats, Inc., as guarantors, JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent, Merrill Lynch Capital Canada Inc., as syndication agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as documentation agents.

Pursuant to the Credit Amendment and the Term Loan Amendment (collectively, the “Amendments”), the Company’s Leverage Ratio requirements were amended to provide that the Company shall not permit such ratio to exceed the levels set forth below at any time during any of the periods set forth:

Period	Ratio

Four fiscal quarters ending on the last day of the
second quarter of fiscal year 2007	4.75:1.00
Four fiscal quarters ending on the last day of the
third quarter of fiscal year 2007	4.50:1.00
Four fiscal quarters ending on the last day of the
fourth quarter of fiscal year 2007	4.00:1.00
Fiscal Year 2008	3.75:1.00
Fiscal Year 2009 and thereafter	3.25:1.00

The Amendments also modified the Company’s ratio of Consolidated EBITDA to Consolidated Interest Expense providing that such ratio for any period of four consecutive fiscal quarters may not exceed the ratios set forth below at any time during any of the periods set forth:

Period	Ratio

Third Quarter of Fiscal Year 2006 through
First Quarter of Fiscal Year 2007	2.00:1.00
Second Quarter of Fiscal Year 2007	2.50:1.00
Each Quarter thereafter	3.00:1.00

In addition, the Amendments set forth certain new financial covenants. The new covenants provide that the Company may not permit consolidated EBITDA (as adjusted for certain non-cash charges and extraordinary gains and losses) for any period of four consecutive fiscal quarters ending with any fiscal quarter referred to below to be less than the amount set forth below with respect to such quarter:

Third Quarter of Fiscal Year 2006	$625,000,000
Fourth Quarter of Fiscal Year 2006	$490,000,000
First Quarter of Fiscal Year 2007	$550,000,000

The new covenants also limit availability under the Revolving Credit Facility and the Term Loan, prior to the date the Company demonstrates certain covenant compliance for second quarter of 2007, to 50% of the Company’s consolidated inventories less the amounts outstanding under Term Loan Facility. The Amendments also provide that if the Company’s senior unsecured debt is rated either Ba1 by Moody’s and BB+ by Standard & Poor’s or Ba2 or lower by Moody’s or BB or lower by Standard & Poor’s then certain subsidiaries of the Company will be required to execute agreements guaranteeing the obligations of the Company and Lakeside under their respective agreements. This condition will be automatically removed when (a) the Company demonstrates certain covenant compliance for second quarter of 2007 and (b) either Moody’s or Standard & Poor’s raises the Company’s unsecured debt rating to Baa3/BBB- and the lower of the two ratings is not lower than Ba1/BB+.

Copies of the Credit Amendment and the Term Loan Amendment are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and both amendments are incorporated by reference herein. The description of the Amendments is qualified in its entirety by reference to the full text of the Amendments. Terms not otherwise defined herein have the same definition as provided in the Revolving Credit Facility and the Term Loan.

Item 2.02 Results of Operations and Financial Condition

On July 31, 2006, the Company issued a press release announcing its unaudited results of operations for the third quarter ending July 1, 2006. In addition, the Company announced it has initiated a review of its tax account balances due to differences in deferred tax liabilities related to temporary book to tax basis differences on certain lease agreements. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The Company’s press release regarding its third quarter results and conference call relating thereto includes certain non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of earnings per share and other GAAP measures of operating performance that exclude or include the effect of the closings of selected operations, dispositions of assets or investments, BSE-related charges, litigation settlements, natural disaster related charges, non-recurring income tax adjustments and other similar events. The Company’s management believes these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods. The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits
Exhibit Number	Description
10.1

Amendment No. 3, dated as of July 27, 2006, to the Company’s Five-Year Revolving Credit Agreement, dated as of September 28, 2005, as amended, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

10.2

Amendment No. 3, dated as of July 27, 2006, to the Company’s Three-Year Term Loan Agreement, dated as of September 28, 2005, as amended, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.

99.1	Press Release, dated July 31, 2006, announcing the unaudited results of operations of Tyson Foods, Inc. for its third quarter ended July 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: July 31, 2006	By:	/s/ Wade Miquelon

	Name:	Wade Miquelon
	Title:	Executive Vice President and
Chief Financial Officer

Tyson Foods, Inc.

Current Report On Form 8-K

Dated July 31, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 3, dated as of July 27, 2006, to the Company’s Five-Year Revolving Credit Agreement, dated as of September 28, 2005, as amended, with the Company, as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents.

10.2

Amendment No. 3, dated as of July 27, 2006, to the Company’s Three-Year Term Loan Agreement, dated as of September 28, 2005, as amended, with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents.

99.1	Press Release, dated July 31, 2006, announcing the unaudited results of operations of Tyson Foods, Inc. for its third quarter ended July 1, 2006.